UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): November 18, 2005

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-23377              13-3699013
------------------------------       ------------       ----------------------
       (State or other               (Commission            (IRS Employer
jurisdiction of incorporation)       File Number)       Identification Number)


       One Rockefeller Plaza, Suite 400 New York, New York      10020-2002
       ---------------------------------------------------      ----------
            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     (a)  Previous  Independent  Accountants

     (i) Eisner LLP previously served as the principal accountants for Intervest Mortgage Corporation (the "Subsidiary"), a wholly-owned subsidiary of Intervest Bancshares Corporation (the "Registrant") and the Registrant's principal accountants have relied on the report of Eisner LLP in connection with its own reports. On November 18, 2005, the Subsidiary dismissed Eisner LLP as its independent accountants. The Registrant's Audit Committee participated in and approved the decision to change independent accountants.
     (ii) The reports of Eisner LLP on the consolidated financial statements of the Subsidiary as of and for the years ended
               December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     (iii) During the two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding November 18, 2005, there have been no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements of the Subsidiary.
     (iv) No "reportable events", as such term is defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding November 18, 2005.
     (v) The Registrant has provided Eisner LLP with a copy of this Report on Form 8-K prior to its filing and has requested Eisner LLP to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of this letter will be filed as an amendment to this Report on Form 8-K when received by the Registrant.

     (b)  New  Independent  Accountants

               The Subsidiary engaged Hacker Johnson, PA, PC (the "New Auditor"), the firm which serves as the independent accountants for the Registrant, as its new independent accountants, effective as of November 18, 2005. During the two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding the appointment of the New Auditor, neither the Registrant (or someone on its behalf) nor the Subsidiary has consulted the New Auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Subsidiary's financial statements, and neither a written report nor advice was provided to the Registrant that the New Auditor concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(v) and the related instructions to this
          Item) or a "reportable event" (as defined in Regulation S-K, Item 304(a)(1)(v)).

SECTION  9  -  FINANCIAL  STATEMENTS  AND  EXHIBITS


(c)  Exhibits
      16.1 Letter from Eisner LLP regarding the change in certifying accountants.*
     *To  be  filed  by  amendment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTERVEST BANCSHARES CORPORATION



Date:     November 25, 2005         By: /s/ Jerome Dansker
                                        ----------------------------------------
                                        JEROME DANSKER,
                                        CHAIRMAN  AND  CHIEF  EXECUTIVE  OFFICER
                                        (Principal  Executive  Officer)



Date:     November 25, 2005         By: /s/ Lowell S. Dansker
                                        ----------------------------------------
                                        LOWELL  S.  DANSKER,
                                        VICE  CHAIRMAN, PRESIDENT AND TREASURER
                                        (Principal  Financial  Officer)

                                INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------

16.1 Letter from Eisner LLP regarding change in certifying accountant.*
* To be filed by amendment.